Exhibit 99.1
August 3, 2015
BroadSoft Reports Second Quarter 2015 Financial Results
GAITHERSBURG, MD, August 3, 2015 - BroadSoft, Inc. (NASDAQ:BSFT), a leading global provider of Internet protocol-based, or IP-based, communications services to the telecommunications industry, today announced financial results for the quarter ended June 30, 2015.
Financial Highlights for the Second Quarter of 2015

•	Total revenue increased 23% year-over-year to $64.5 million

•	GAAP gross profit equaled 67% of total revenue; non-GAAP gross profit equaled 75% of total revenue

•	GAAP loss from operations totaled $(9.3) million or 14% of revenue; non-GAAP income from operations totaled $10.5 million or 16% of revenue

•	GAAP basic and diluted net loss per share equaled $(0.28) per common share; non-GAAP diluted earnings per share equaled $0.32 per common share
Results for the three months ended June 30, 2015
Total revenue rose to $64.5 million in the second quarter of 2015, an increase of 23% compared to $52.5 million in the second quarter of 2014.
Net loss for the second quarter of 2015 was $(8.1) million, or $(0.28) per basic and diluted common share, compared to net income of $1.7 million, or $0.06 per basic and diluted common share in the second quarter of 2014.
On a non-GAAP basis, net income in the second quarter of 2015 was $9.7 million, or $0.32 per diluted common share, compared to non-GAAP net income of $8.7 million, or $0.28 per diluted common share, in the second quarter of 2014. A reconciliation of non-GAAP and GAAP results is included in the financial tables below.
Results for the six months ended June 30, 2015
Total revenue rose to $120.2 million for the first six months of 2015, an increase of 25% compared to $96.4 million for the first six months of 2014.
Net loss for the first six months of 2015 was $(10.1) million, or $(0.35) per basic and diluted common share, compared to a net loss of $(5.8) million, or $(0.20) per basic and diluted common share for the first six months of 2014.
On a non-GAAP basis, net income for the first six months of 2015 was $17.0 million, or $0.56 per diluted common share, compared to non-GAAP net income of $10.9 million, or $0.37 per diluted common share, for the first six months of 2014. A reconciliation of non-GAAP and GAAP results is included in the financial tables below.
Management Commentary
“We’re very pleased with our year-to-date progress against our 2015 strategic and financial objectives,” said Michael Tessler, president and chief executive officer, BroadSoft. “In the first half of the year, we not only delivered strong financial results, but we also took important steps to increase our lead in the hosted unified communications marketplace.   Our recent acquisition of mPortal, for example, enables us to provide customized and differentiated user-experiences to our customers.  In the second-half of the year, we will continue to focus aggressively on achieving our objectives.”
“Our second quarter results showed continued momentum in our business.  We again delivered strong revenue, billings and earnings growth,” said Jim Tholen, chief financial officer, BroadSoft. “We believe the breadth of our billings growth reflects both positive market trends and the impact of investments we’ve made in our business.”
Guidance
For the third quarter of 2015, BroadSoft anticipates revenue of $66 to $70 million. The Company also expects to achieve earnings on a non-GAAP basis of $0.27 to $0.37 per diluted common share.  For the full year 2015, BroadSoft now expects revenue in the range of $264 million to $272 million and non-GAAP EPS in the range of $1.39 to $1.64 reflecting the impact of the mPortal acquisition.

Conference Call
BroadSoft will discuss its second quarter 2015 results and its business outlook today via teleconference at 8:30 a.m. Eastern Time. To participate in the teleconference, callers can dial the toll free number 1-877-312-5517 (U.S. callers only) or 1-760-666-3772 (from outside the U.S.). The conference call can also be heard live via audio webcast at http://investors.broadsoft.com/events.cfm . To help ensure the conference begins on time, please dial in or connect via the web five minutes prior to the scheduled start time.
For those unable to participate in the live call, a recording will be available shortly after the conclusion of the call at http://investors.broadsoft.com/events.cfm and will remain available until immediately prior to our next earnings call.
BroadSoft has provided in this release, and will provide on this morning’s teleconference, financial information that has not been prepared in accordance with generally accepted accounting principles, or GAAP. BroadSoft uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating BroadSoft’s ongoing operational performance. BroadSoft’s management regularly uses these non-GAAP financial measures to understand and manage its business and believes these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance by excluding certain non-cash expenses, and may include additional adjustments for items that are infrequent in nature. BroadSoft believes the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in BroadSoft’s industry, many of which present similar non-GAAP financial measures to investors. A reconciliation of the non-GAAP financial measures included in this release and to be discussed on this morning’s teleconference to the most directly comparable GAAP financial measures is set forth below.
Non-GAAP financial measures:
Non-GAAP cost of revenue, license software cost of revenue, subscription and maintenance cost of revenue and professional services and other cost of revenue. We define non-GAAP cost of revenue as a cost of revenue less stock-based compensation expense and amortization expense for acquired intangible assets. We consider non-GAAP cost of revenue to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and investors can compare our cost of revenue over multiple periods.
Non-GAAP gross profit, license software gross profit, subscription and maintenance support gross profit and professional services and other gross profit. We define non-GAAP gross profit as gross profit plus stock-based compensation expense and amortization expense for acquired intangible assets. We consider non-GAAP gross profit to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and investors can compare our sales margins over multiple periods.
Non-GAAP income from operations. We define non-GAAP operating income as income from operations plus stock-based compensation expense and amortization expense for acquired intangible assets. We consider non-GAAP operating income to be a useful metric for management and investors because it excludes the effect of certain non-cash expenses so management and investors can compare our core business operating results over multiple periods.
Non-GAAP operating expenses, sales and marketing expense, research and development expense and general and administrative expense. We define non-GAAP operating expenses as operating expense plus stock-based compensation expense allocated to sales and marketing, research and development and general and administrative expenses. Similarly, we define non-GAAP sales and marketing, research and development and general and administrative expenses as the relevant GAAP measure plus stock-based compensation expense allocated to the particular expense item.
Non-GAAP net income and net income per share. We define non-GAAP net income as net income plus stock-based compensation expense, amortization expense for acquired intangible assets, non-cash interest expense on our Notes, foreign currency transaction gains and losses and non-cash tax expense included in the GAAP tax provision. We define non-GAAP income per share as non-GAAP net income divided by the weighted average shares outstanding.
Billings. BroadSoft defines billings as revenue plus the net change in our deferred revenue balance for a particular period. BroadSoft believes that billings are a key measure of our business activity.
With respect to our expectations under “Guidance” above, and regarding certain of the projections discussed on this morning’s teleconference, reconciliation of both non-GAAP earnings per share guidance, and of projections regarding non-GAAP cost of sales and non-GAAP operating expenses for the remainder of 2015, to the closest corresponding GAAP measures is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures, in particular, the measures and effects of non-cash income taxes, which are extremely difficult to project as a result of our tax status in a number of foreign jurisdictions, and stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.
The presentation of non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP income from operations, billings and other non-GAAP financial measures in this release and on this morning’s teleconference is not meant to be a substitute for “net income,” “net income per share,” “gross margin,” “income from operations” or other financial measures presented in accordance with GAAP, but rather should be evaluated in conjunction with such data. BroadSoft’s definition of “non-GAAP net income,” “non-GAAP net income per share,” “non-GAAP gross margin,” “non-GAAP income from operations,” “billings” and other non-GAAP financial measures may differ from similarly titled non-GAAP measures used by other companies and may differ from period to period. In reporting non-GAAP measures in the future, management may make other adjustments for expenses and gains it does not consider reflective of core operating performance in a particular period and may modify “non-GAAP net income,” “non-GAAP net income per share,” “non-GAAP gross margin,” “non-GAAP income from operations,” “billings” and such other non-GAAP measures by excluding these expenses and gains.
Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “expect,” “will,” “believe,” “continue” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding the Company’s future financial performance set forth under the heading “Guidance.” The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: the Company's ability to expand its BroadCloud offering geographically and increase the associated recurring service revenue; the Company’s dependence on the success of BroadWorks and on its service provider customers to sell services using its applications; the Company’s dependence in large part on service providers’ continued deployment of, and investment in, their IP-based networks; claims that the Company infringes the intellectual property rights of others; the Company’s ability to integrate and achieve the expected benefits from its recent acquisitions, including mPortal Inc.; and the Company’s ability to expand its product offerings, as well as those factors contained in the “Risk Factors” sections of the Company’s Form 10-K for the year ended December 31, 2014 filed with the SEC on February 25, 2015, and in the Company’s other filings with the SEC. All information in this release is as of August 3, 2015. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in the Company’s expectations.
About BroadSoft
BroadSoft is the leading provider of software and services that enable mobile, fixed-line and cable service providers to offer Unified Communications over their Internet Protocol networks. The Company’s core communications platform enables the delivery of a range of enterprise and consumer calling, messaging and collaboration communication services, including private branch exchanges, video calling, text messaging and converged mobile and fixed-line services.
Financial Statements
The financial statements set forth below are not the complete set of the Company’s financial statements for the quarter and the year and are presented below without footnotes. Readers are encouraged to obtain and carefully review BroadSoft’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, including all financial statements contained therein and the footnotes thereto, once the report is filed with the SEC. Once filed with the SEC, the Form 10-Q may be retrieved from the SEC’s website at www.sec.gov or from BroadSoft’s website at www.broadsoft.com.

Contact Information
For further information contact:
Investor Relations:
John Kiang, CFA
+1-240-720-0625
jkiang@broadsoft.com
Industry Analyst / Media Relations:
Brian Lustig
Bluetext PR for BroadSoft
+1-301-775-6203
brian@bluetext.com
BSFT-F

BroadSoft, Inc.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	June 30, 2015	December 31, 2014
	(Unaudited)
Assets:
Current assets:
Cash and cash equivalents	$78,675	$101,543
Short-term investments	71,830	68,923
Accounts receivable, net of allowance for doubtful accounts of $85 and $286 at June 30, 2015 and December 31, 2014, respectively	91,295	81,794
Deferred tax assets, current	17,759	14,302
Other current assets	14,212	12,678
Total current assets	273,771	279,240
Long-term assets:
Property and equipment, net	18,085	14,363
Long-term investments	56,642	52,030
Intangible assets, net	21,961	15,568
Goodwill	70,113	65,303
Deferred tax assets	15,250	10,495
Other long-term assets	15,774	8,296
Total long-term assets	197,825	166,055
Total assets	$471,596	$445,295
Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable and accrued expenses	$27,858	$21,222
Deferred revenue, current portion	86,319	87,423
Total current liabilities	114,177	108,645
Convertible senior notes	99,962	97,049
Deferred revenue	21,407	14,033
Other long-term liabilities	5,451	5,319
Total liabilities	240,997	225,046
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 5,000,000 shares authorized at June 30, 2015 and December 31, 2014; no shares issued and outstanding at June 30, 2015 and December 31, 2014	—	—
Common stock, par value $0.01 per share; 100,000,000 shares authorized at June 30, 2015 and December 31, 2014; 29,390,362 and 28,943,336 shares issued and outstanding at June 30, 2015 and December 31, 2014, respectively	294	290
Additional paid-in capital	302,069	279,642
Accumulated other comprehensive loss	(9,662)	(7,712)
Accumulated deficit	(62,102)	(51,971)
Total stockholders’ equity	230,599	220,249
Total liabilities and stockholders’ equity	$471,596	$445,295

BroadSoft, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(Unaudited)		(Unaudited)
Revenue:
License software	$30,091	$25,649	$53,027	$42,791
Subscription and maintenance support	27,026	21,958	52,435	43,084
Professional services and other	7,367	4,877	14,693	10,527
Total revenue	64,484	52,484	120,155	96,402
Cost of revenue:
License software	3,020	2,529	5,642	4,651
Subscription and maintenance support	10,533	8,606	19,320	16,052
Professional services and other	7,643	3,726	12,046	7,215
Total cost of revenue	21,196	14,861	37,008	27,918
Gross profit	43,288	37,623	83,147	68,484
Operating expenses:
Sales and marketing	23,415	17,146	40,683	35,002
Research and development	17,267	12,227	30,935	25,552
General and administrative	11,875	7,777	20,679	16,682
Total operating expenses	52,557	37,150	92,297	77,236
Income (loss) from operations	(9,269)	473	(9,150)	(8,752)
Other expense:
Interest expense, net	1,745	1,796	3,520	3,568
Other, net	(484)	(206)	1,223	(169)
Total other expense, net	1,261	1,590	4,743	3,399
Loss before income taxes	(10,530)	(1,117)	(13,893)	(12,151)
Benefit from income taxes	(2,405)	(2,782)	(3,762)	(6,364)
Net income (loss)	$(8,125)	$1,665	$(10,131)	$(5,787)
Net income (loss) per common share:
Basic	$(0.28)	$0.06	$(0.35)	$(0.20)
Diluted	$(0.28)	$0.06	$(0.35)	$(0.20)
Weighted average common shares outstanding:
Basic	29,230	28,617	29,111	28,518
Diluted	29,230	29,725	29,111	28,518
Stock-based compensation expense included above:
Cost of revenue	$3,322	$851	$4,163	$2,042
Sales and marketing	6,666	2,565	8,804	5,979
Research and development	5,068	2,304	6,891	5,510
General and administrative	3,131	1,662	4,372	4,233

BroadSoft, Inc.
SUMMARY OF CONSOLIDATED CASH FLOW ACTIVITY
(Unaudited)

	Six Months Ended June 30,
	2015	2014
	(in thousands)
Cash provided by (used in):
Operating activities	$13,692	$12,539
Investing activities	(33,822)	(16,553)
Financing activities	(1,889)	4,542

BroadSoft, Inc.
BILLINGS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(in thousands)
Beginning of period deferred revenue balance	$101,367	$74,078	$101,456	$77,662
End of period deferred revenue balance	107,726	80,792	107,726	80,792
Increase in deferred revenue	6,359	6,714	6,270	3,130
Revenue	64,484	52,484	120,155	96,402
Revenue plus net change in deferred revenue	$70,843	$59,198	126,425	99,532

BroadSoft, Inc.
LICENSE SOFTWARE BILLINGS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(in thousands)
Beginning of period deferred license software revenue balance	$30,771	$18,760	$26,495	$20,149
End of period deferred license software revenue balance	32,582	22,365	32,582	22,365
Increase in deferred license software revenue	1,811	3,605	6,087	2,216
License software revenue	30,091	25,649	53,027	42,791
License software revenue plus net change in deferred license software revenue	$31,902	$29,254	$59,114	$45,007

BroadSoft, Inc.
SUBSCRIPTION AND MAINTENANCE SUPPORT BILLINGS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(in thousands)
Beginning of period deferred subscription and maintenance support revenue balance	$51,204	$46,986	$52,764	$46,975
End of period deferred subscription and maintenance support revenue balance	53,951	45,874	53,951	45,874
Increase (decrease) in deferred subscription and maintenance support revenue	2,747	(1,112)	1,187	(1,101)
Subscription and maintenance support revenue	27,026	21,958	52,435	43,084
Subscription and maintenance support revenue plus net change in deferred subscription and maintenance support revenue	$29,773	$20,846	$53,622	$41,983

BroadSoft, Inc.
PROFESSIONAL SERVICES AND OTHER BILLINGS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(in thousands)
Beginning of period deferred professional services and other revenue balance	$19,392	$8,332	$22,197	$10,538
End of period deferred professional services and other revenue balance	21,193	12,553	21,193	12,553
Increase (decrease) in deferred professional services and other revenue	1,801	4,221	(1,004)	2,015
Professional services and other revenue	7,367	4,877	14,693	10,527
Professional services and other revenue plus net change in deferred professional services and other revenue	$9,168	$9,098	$13,689	$12,542

BroadSoft, Inc.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(in thousands)
Non-GAAP cost of revenue:
GAAP license cost of revenue	$3,020	$2,529	$5,642	$4,651
(percent of related revenue)	10%	10%	11%	11%
Less:
Stock-based compensation expense	525	157	639	414
Amortization of acquired intangible assets	419	226	868	452
Non-GAAP license cost of revenue	$2,076	$2,146	$4,135	$3,785
(percent of related revenue)	7%	8%	8%	9%

GAAP subscription and maintenance support cost of revenue	$10,533	$8,606	$19,320	$16,052
(percent of related revenue)	39%	39%	37%	37%
Less:
Stock-based compensation expense	1,420	521	1,870	1,210
Amortization of acquired intangible assets	1,056	1,164	2,111	2,348
Non-GAAP subscription and maintenance support cost of revenue	$8,057	$6,921	$15,339	$12,494
(percent of related revenue)	30%	32%	29%	29%

GAAP professional services and other cost of revenue	$7,643	$3,726	$12,046	$7,215
(percent of related revenue)	104%	76%	82%	69%
Less:
Stock-based compensation expense	1,377	173	1,654	418
Amortization of acquired intangible assets	$58	$—	$58	$—
Non-GAAP professional services and other cost of revenue	$6,208	$3,553	$10,334	$6,797
(percent of related revenue)	84%	73%	70%	65%

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(in thousands)
Non-GAAP gross profit:
GAAP gross profit	$43,288	$37,623	$83,147	$68,484
(percent of total revenue)	67%	72%	69%	71%
Plus:
Stock-based compensation expense	3,322	851	4,163	2,042
Amortization of acquired intangible assets	1,533	1,390	3,037	2,800
Non-GAAP gross profit	$48,143	$39,864	$90,347	$73,326
(percent of total revenue)	75%	76%	75%	76%

GAAP license gross profit	$27,071	$23,120	$47,385	$38,140
(percent of related revenue)	90%	90%	89%	89%
Plus:
Stock-based compensation expense	525	157	639	414
Amortization of acquired intangible assets	419	226	868	452
Non-GAAP license gross profit	$28,015	$23,503	$48,892	$39,006
(percent of related revenue)	93%	92%	92%	91%

GAAP subscription and maintenance support gross profit	$16,493	$13,352	$33,115	$27,032
(percent of related revenue)	61%	61%	63%	63%
Plus:
Stock-based compensation expense	1,420	521	1,870	1,210
Amortization of acquired intangible assets	1,056	1,164	2,111	2,348
Non-GAAP subscription and maintenance support gross profit	$18,969	$15,037	$37,096	$30,590
(percent of related revenue)	70%	68%	71%	71%

GAAP professional services and other gross profit	$(276)	$1,151	$2,647	$3,312
(percent of related revenue)	(4)%	24%	18%	31%
Plus:
Stock-based compensation expense	1,377	173	1,654	418
Amortization of acquired intangible assets	$58	$—	$58	$—
Non-GAAP professional services and other gross profit	$1,159	$1,324	$4,359	$3,730
(percent of related revenue)	16%	27%	30%	35%

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(in thousands)
Non-GAAP income from operations:
GAAP income (loss) from operations	$(9,269)	$473	$(9,150)	$(8,752)
(percent of total revenue)	(14)%	1%	(8)%	(9)%
Plus:
Stock-based compensation expense	18,187	7,382	24,230	17,764
Amortization of acquired intangible assets	1,533	1,390	3,037	2,800
Non-GAAP income from operations	$10,451	$9,245	$18,117	$11,812
(percent of total revenue)	16%	18%	15%	12%

GAAP operating expense	$52,557	$37,150	$92,297	$77,236
(percent of total revenue)	82%	71%	77%	80%
Less:
Stock-based compensation expense	14,865	6,531	20,067	15,722
Non-GAAP operating expense	$37,692	$30,619	$72,230	$61,514
(percent of total revenue)	58%	58%	60%	64%

GAAP sales and marketing expense	$23,415	$17,146	$40,683	$35,002
(percent of total revenue)	36%	33%	34%	36%
Less:
Stock-based compensation expense	6,666	2,565	8,804	5,979
Non-GAAP sales and marketing expense	$16,749	$14,581	$31,879	$29,023
(percent of total revenue)	26%	28%	27%	30%

GAAP research and development expense	$17,267	$12,227	$30,935	$25,552
(percent of total revenue)	27%	23%	26%	27%
Less:
Stock-based compensation expense	5,068	2,304	6,891	5,510
Non-GAAP research and development expense	$12,199	$9,923	$24,044	$20,042
(percent of total revenue)	19%	19%	20%	21%

GAAP general and administrative expense	$11,875	$7,777	$20,679	$16,682
(percent of total revenue)	18%	15%	17%	17%
Less:
Stock-based compensation expense	3,131	1,662	4,372	4,233
Non-GAAP general and administrative expense	$8,744	$6,115	$16,307	$12,449
(percent of total revenue)	14%	12%	14%	13%

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(in thousands, except per share data)
Non-GAAP net income and income per share:
GAAP net income (loss)	$(8,125)	$1,665	$(10,131)	$(5,787)
(percent of total revenue)	(13)%	3%	(8)%	(6)%
Adjusted for:
Stock-based compensation expense	18,187	7,382	24,230	17,764
Amortization of acquired intangible assets	1,533	1,390	3,037	2,800
Non-cash interest expense on our notes	1,576	1,467	3,116	2,900
Foreign currency transaction losses (gains)	(484)	(206)	1,223	(169)
Non-cash tax provision (benefit)	(2,962)	(2,960)	(4,471)	(6,587)
Non-GAAP net income	$9,725	$8,738	$17,004	$10,921
(percent of total revenue)	15%	17%	14%	11%

GAAP net income (loss) per basic common share	$(0.28)	$0.06	$(0.35)	$(0.20)
Adjusted for:
Stock-based compensation expense	0.62	0.26	0.83	0.62
Amortization of acquired intangible assets	0.05	0.05	0.10	0.10
Non-cash interest expense on our notes	0.05	0.05	0.11	0.10
Foreign currency transaction losses (gains)	(0.02)	(0.01)	0.04	(0.01)
Non-cash tax provision (benefit)	(0.10)	(0.10)	(0.15)	(0.23)
Non-GAAP net income per basic common share	$0.33	$0.29	$0.58	$0.38

GAAP net income (loss) per diluted common share	$(0.28)	$0.06	$(0.35)	$(0.20)
Adjusted for:
Stock-based compensation expense	0.60	0.24	0.80	0.60
Amortization of acquired intangible assets	0.05	0.05	0.10	0.09
Non-cash interest expense on our notes	0.05	0.05	0.10	0.11
Foreign currency transaction losses (gains)	(0.02)	(0.01)	0.04	(0.01)
Non-cash tax provision (benefit)	(0.10)	(0.10)	(0.15)	(0.22)
Non-GAAP net income per diluted common share	$0.32	$0.28	$0.56	$0.37

* For the three months ended June 30, 2015 and the six months ended June 30, 2015 and 2014, the non-GAAP net income per diluted common share calculation included the dilutive effect of stock-based awards on the weighted average diluted common shares outstanding (such stock-based awards were not reflected in the corresponding GAAP diluted share calculations, as their effect would have been anti-dilutive as a result of the net losses for these periods). Total diluted weighted average common shares outstanding used for calculating non-GAAP net income per diluted common share were 30,498 thousand for the three months ended June 30, 2015 and 30,287 thousand and 29,803 thousand for the six months ended June 30, 2015 and 2014, respectively.